UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 27, 2005
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                               TOFUTTI BRANDS INC.
             (Exact name of registrant as specified in its charter)



             Delaware                    1-9009                  13-3094658
   ----------------------------       ------------           -------------------
   (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)              File Number)           Identification No.)


                   50 Jackson Drive Cranford, New Jersey 07016
                   -------------------------------------------
              (Address of principal executive offices and zip code)


                                 (908)272-2400
                                 -------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 27, 2005, the Board of Directors of the Registrant, passed the following resolution:

     RESOLVED, Based on the recommendation of the Compensation Committee of the Board of Directors, that the salary of Mr. Mintz, the Company's chief executive officer, be increased by $150,000 to $450,000, effective as of January 2, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 31, 2005                      TOFUTTI BRANDS INC.
                                              (Registrant)



                                            By: /s/David Mintz
                                                --------------
                                                David Mintz
                                                Chief Executive Officer